                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------

Date of report (Date of earliest event reported): December 6, 2000
                                                  ----------------

                               Key Components LLC
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                 333-58675                      14-1805946
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(State or Other       (Commission File No)     (IRS Employer Identification No.)
Jursidiction of
Incorporation

                           Key Components Finance Corp
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                 333-58675                      14-1805946
----------------      --------------------     ---------------------------------
(State or Other       (Commission File No)     (IRS Employer Identification No.)
Jursidiction of
Incorporation


              200 White Plains Road                            10591
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     (Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code: (914) 332-8088
                                                    --------------

                                       N/A
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          Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  Acquisition or Disposition of Assets.
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                  On November 21, 2000, KCI Merger Corp. (the "Purchaser"), a
New York corporation and wholly-owned subsidiary of Key Components, LLC (the "Parent"), completed its previously announced merger (the "Merger") with and into Acme Electric Corporation, a New York corporation ("Acme") pursuant to the Agreement and Plan of Merger, dated as of May 26, 2000 and amended by Amendment No. 1, dated as of September 18, 2000, and Amendment No. 2, dated as of October 6, 2000. As a result of the Merger, Acme became a wholly-owned subsidiary of the Parent and each share of Acme $1.00 par value common stock (the "Shares") issued and outstanding immediately prior to the Merger was converted into the right to receive $9.00 in cash, subject to the right of dissenting holders who comply with applicable procedures under the New York Business Corporation Law to exercise their appraisal rights to receive the "fair value" of their Shares. The total cost of the Merger was approximately $46,700,000 plus the assumption of approximately $12,000,000 in debt. The Parent obtained the funds required to complete the Merger through cash on hand and a senior secured credit facility provided by a Credit and Guaranty Agreement, dated as of September 29, 2000 (the "Credit Facility").

         The Credit Facility was filed as Exhibit 10.32 to the Parent's Form 10-Q, filed with the Securities and Exchange Commission (the "SEC") on November 10, 2000 (the "10-Q").

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                  (a) Financial Statements of Business Acquired.

                  Statement of operations and balance sheet data of Acme for the year ended June 30, 2000 have been filed with the SEC as part of Acme's Annual Report on Form 10-K for the year then ended and are incorporated herein by reference.

                  The consolidated balance sheet of Acme as of June 30, 2000 and September 30, 2000, the consolidated statement of operations of Acme for the three months ended September 30, 2000 and the consolidated statement of cash flows of Acme for the three months ended September 30, 2000 have been filed with the SEC as part of Acme's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000 and are incorporated herein by reference.

                  (b) Pro Forma Financial Information.

                  The pro forma financial information required by this item will be filed by an amendment to this Report not later than sixty (60) days after the date hereof.


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                  (c) Exhibits.

                    Exhibit No.                                       Description
                    -----------                                       -----------
                        2.1                       Agreement and Plan of Merger, dated as of May 26, 2000 (incorporated by reference to the Schedule 14A of Acme, filed October 12, 2000:
                                                  Commission File No. 001-08277).

                        2.2                       Amendment No. 1 to the Agreement and Plan of Merger, dated as of
                                                  September 18, 2000 (incorporated by reference to the Schedule 14A of
                                                  Acme, filed October 12, 2000: Commission File No. 001-08277).

                        2.3                       Amendment No. 2 to the Agreement and Plan of Merger, dated as of
                                                  October 6, 2000 (incorporated by reference to the Schedule 14A of
                                                  Acme, filed October 12, 2000: Commission File No. 001-08277).

                        2.4                       Letter of Transmittal relating to surrendered Shares.

                       10.32                      Credit and Guaranty Agreement, dated as of September 29, 2000, among
                                                  Key Components, LLC, as Borrower, certain of its subsidiaries and equity holders, as Guarantors, certain financial institutions and other persons, as Lenders, First Union National Bank, as
                                                  Administrative Agent for the Lenders, and Societe Generale, as
                                                  Syndication Agent for Lenders (incorporated by reference to the 10-Q of Key Components, LLC and Key Components Finance Corp., filed
                                                  November 10, 2000: Commission File No. 333-58675).

                       10.33                      Key Components, LLC Pledge Agreement, dated as of November 21, 2000, made by Key Components, LLC and in favor of First Union National Bank.

                       10.34                      Key Components, Inc. Pledge Agreement, dated as of November 21, 2000, made by Key Components, Inc. and in favor of First Union National
                                                  Bank.

                       10.35                      Subsidiary Pledge Agreement, dated as of November 21, 2000, made by
                                                  Atlantic Guest, Inc., KCLLC Holdings, Inc. and Acme Electric
                                                  Corporation and in favor of First Union National Bank.

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
                       10.36                      Key Components, LLC Security Agreement, dated as of November 21, 2000, made by Key Components, LLC and in favor of First Union National Bank.

                       10.37                      Guarantor Security Agreement, dated as of November 21, 2000, made by
                                                  B.W. Elliott Manufacturing Co., LLC, Hudson Lock, LLC, ESP Lock
                                                  Products, LLC, Gits Manufacturing Company, LLC, Atlantic Guest, Inc.,
                                                  Marine Industries Company, LLC, Turner Electric, LLC, KCLLC Holdings,
                                                  Inc., VFC Acquisition Company, Inc., Guest Building, LLC, Keyhold,
                                                  Inc., Key Components, Inc., KCI Merger Corp., Acme Electric
                                                  Corporation, Acme-URDC, Inc., Acme Electric Mexico Holdings, I, Inc.
                                                  and Acme Electric Mexico Holdings, II, Inc., and in favor of First
                                                  Union National Bank.

                        20.1                      Notice of Merger, dated November 21, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KEY COMPONENTS, LLC



                                        By: /s/ Keith A. McGowan
                                            ------------------------------------
                                            Keith A. McGowan
                                            Chief Financial Officer


Date: December 6, 2000



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KEY COMPONENTS FINANCE CORP.



                                         By: /s/ Keith A. McGowan
                                             -----------------------------------
                                             Keith A. McGowan
                                             Chief Financial Officer


Date: December 6, 2000